EXHIBIT 10.9
                              BOWATER INCORPORATED
                   2004 NON-EMPLOYEE DIRECTOR STOCK UNIT PLAN
                                 AWARD AGREEMENT

     This  Agreement  is  made  by  and  between   Bowater   Incorporated   (the
"Corporation") and (the "Participant") effective as of the Date of Grant set forth below.

     Subject to the terms of the Bowater Incorporated 2004 Non-Employee Director Stock Unit Plan (the "Plan"), which is incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Date of Grant to Participant an award of Stock Units (the "Award"), as described below. Capitalized terms used and not defined or described herein shall have the meanings set forth in the Plan.

     A. Date of Grant: May 9, 2006
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     B. Stock Units:  1450
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     C.  Payment  Date:  If  this  is  the  first  Award  for  the  Participant,
Participant shall be vested and entitled to payment in cash of the value of the Stock Units upon separation from service (within the meaning of Section 409A of the Internal Revenue Code). Otherwise the Payment Date shall be as elected by the Participant by December 31 of the calendar year prior to the calendar year of the Date of Grant.

     D. Payment Election for Future Awards: If Participant is granted any additional awards under the Plan during the current calendar year, the timing of payment shall be as set forth above under "Payment Date." With respect to any awards that may be granted to Participant under the Plan in calendar years beginning after the current calendar year, Participant may make a payment election by providing written notice to the Senior Vice President - Human Resources of the Corporation by December 31 of the calendar year prior to the calendar year of the subsequent Award; provided that with respect to any awards made during a given calendar year, the payment election in effect as of December 31 of the most recent prior calendar year is irrevocable and shall govern the timing of payment. A payment election in no way entitles a Participant to future Awards.

     With respect to any awards under the Plan that may be granted in subsequent calendar years, the Paricipant may elect to be vested and receive payment with respect to all of the Stock Units awarded either (i) upon separation from service (within the meaning of Section 409A of the Internal Revenue Code) from the Corporation, or (ii) with respect to fifty percent (50%) of the Stock Units awarded on April 30th of the calendar year following the calendar year in which the award is granted and the remaining fifty percent (50%) on April 30th of the second calendar year following the calendar year in which the award is granted. Termination of a Participant's service on the Board of Directors shall not affect the Participant's right to payment under the dual installment payment option. Termination of service as a member of the Board of Directors of the Corporation may not qualify as a "separation from service" if the director continues to have an ongoing relationship with the Corporation after, in which case the Participant must consult with the Senior Vice President - Human Resources regarding the proper date for payment.

     The Participant shall forfeit this Award and shall not be entitled to any payment hereunder if the Participant materially breaches the Participant's duties as a Director of the Corporation or engages in a material violation of applicable securities or corporate law, as determined in good faith in their sole discretion by the other members of the Board of Directors of the Corporation who are not involved in such breach or violation.

     Executed as of the Date of Grant, set forth above.

                              BOWATER INCORPORATED


                              By:
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                              Name:                     Title:
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